ACCELERATE DIAGNOSTICS, INC.

LIMITED POWER OF ATTORNEY
FOR SECTION 16 REPORTING OBLIGATIONS

     Know all by these presents that the undersigned hereby makes, constitutes and appoints
Helen Shim, Steven Reichling, Michael Bridge and Christopher Simon (or any of them acting alone) as the undersigned's true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:

    (1) prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the U.S. Securities and Exchange Commission (the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the "Exchange
Act");

    (2) prepare and execute Forms 3, 4 and 5 (including any amendments thereto) with respect to the securities of Accelerate Diagnostics, Inc., a Delaware corporation (the
"Company"), and to file the same with the SEC, any national securities exchanges and the Company, as considered necessary or advisable under Section 16(a) of the Exchange
Act and the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"); and

    (3) seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information.

    The undersigned acknowledges that:

    (a) any documents prepared and/or executed by any of such attorney-in-fact on behalf of the undersigned pursuant to this power of attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

    (b) this power of attorney authorizes, but does not require, such attorney-in-fact to act in his or her discretion on information provided to such attorney-in-fact without independent verification of such information;

    (c) neither the Company nor such attorney-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirements of the Securities Act of
1933, as amended (the "Securities Act"), the Exchange Act or the Sarbanes-Oxley Act
(as applicable), (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and

    (d) this power of attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the Securities Act and the
Exchange Act, including, but not limited to, the reporting requirements under Section
16(a) of the Exchange Act.

    The undersigned hereby gives and grants the foregoing attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that such attorney-in-fact of, for and on behalf of the undersigned shall lawfully do or cause to be done by virtue of this power of attorney.

    This power of attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in writing.

[SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned has caused this power of attorney to be executed as of the date set forth below.

/s/ Nedal Safwat
Nedal Safwat
Date: 8/17/2020